UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02383

ALLIANCEBERNSTEIN BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2013

of reporting period: September 30, 2013

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein

Limited Duration High Income Portfolio

September 30, 2013

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

November 12, 2013

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Limited Duration High Income Portfolio (the “Fund”) for the annual reporting period ended September 30, 2013.

Investment Objectives and Policies

The Fund’s investment objective is to seek the highest level of income that is available without assuming what AllianceBernstein L.P. (the “Adviser”) considers to be undue risk to principal. The Fund invests primarily in fixed-income securities, with an emphasis on corporate fixed-income securities rated below investment-grade (high-yield securities or “junk bonds”), unrated securities considered by the Adviser to be of comparable quality, and related derivatives. Under normal circumstances, the Fund will maintain a dollar-weighted average duration of less than four years, although it may invest in individual fixed-income securities with durations in excess of four years.

The Fund may also invest in investment-grade fixed-income securities, high-yield securities of governments and government-related issuers, loan participations and, to a lesser extent, equity securities, and derivatives related to these instruments. The Fund will not invest more than 10% of its net assets in securities rated at or below Caa1 by Moody’s, CCC+ by Standard & Poor’s or CCC by Fitch at time of purchase. (For this purpose of this 10% limit, the Fund will rely on the highest rating from any of the three rating agencies, and the notional amount of derivatives related to these instruments will be counted).

The Fund will invest on a global basis, including securities of issuers in both developed and emerging market countries. The Fund may invest in securities denominated in foreign currencies, although it expects to frequently use hedging instruments to attempt to limit the currency exposure resulting from such investments.

The Fund expects to use derivatives, such as options, futures, forwards and swaps, to a significant extent. Derivatives may provide more efficient and economical exposure to market segments than direct investments, and may also be a quicker and more efficient way to alter the Fund’s exposure. In determining when and to what extent to enter into derivative transactions, the Adviser will consider factors such as the risks and returns of these investments relative to direct investments and the costs of such transactions. Derivatives such as options and forwards may also be used for hedging purposes, including to hedge against interest rate, credit market and currency fluctuations.

Investment Results

The table on page 6 shows the Fund’s performance compared to its benchmark, the Barclays Global High Yield 1-5 Year Index (U.S. dollar hedged) for the six- and 12-month periods ended September 30, 2013.

All share classes of the Fund underperformed the benchmark for the six- and 12-month periods. For both periods, security selection was a primary detractor. Selections within consumer non-cyclicals, communications and capital goods sectors detracted most for

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	1

both periods. Conversely, selection in consumer cyclical holdings, particularly automotive, contributed. Within the Fund’s country allocation, an underweight to Europe detracted, as well as an overweight in the U.S. A longer-than-benchmark duration exposure in the U.S., and positioning further out on the yield curve, where yields rose most, also detracted. Overall industry allocation was negative for the 12-month period, as an overweight in consumer non-cyclicals detracted. An allocation to commercial mortgage-backed securities (“CMBS’) contributed for the 12-month period, while an allocation to U.S. Treasuries detracted.

Credit markets posted positive returns for the annual period; against this backdrop, the Fund provided positive returns, capturing approximately 75% of the return of the broader high-yield market, as measured by the Barclays U.S. Corporate High Yield 2% Issuer Capped Index. The Fund is structured to generate less volatile returns over a full market cycle, while achieving much of the yield and return of the broad high-yield market. The Limited Duration High Income Investment Team (the “Team”) expects the Fund to underperform the broader high-yield market in bullish environments, due to the protections in place to reduce the impact of market volatility and downside risks. Conversely, the Team expects the Fund to outperform the broader high-yield market in a bearish market due to these protections.

The Fund utilized derivatives including credit default swaps for hedging and investment purposes during both periods, which had a positive impact on performance. Treasury futures, purchased options and purchased swaptions were utilized for hedging purposes, as well as currency forwards for hedging and investment purposes, which detracted for both periods. Written swaptions and interest rate swaps were utilized for hedging purposes, which added to performance for both periods. Written options were utilized for hedging purposes, and total return swaps for investment purposes, which had an immaterial impact for both periods.

Market Review and Investment Strategy

Global equity markets rose during the 12-month period ended September 30, 2013, while most fixed-income capital markets, with the exception of high yield, declined. The policy direction of the U.S. Federal Reserve (the “Fed”) continued to be a primary driver of market behavior. In the weeks leading into September, the conventional wisdom was that the Fed was prepared to begin scaling back its massive bond-purchasing program at its mid-month meeting. However, defying market expectations, the Fed surprised investors by announcing that its bond purchasing program would remain in place for at least another month and, quite possibly, into next year, bolstering market returns.

The high-yield market, supported by positive fundamentals and investors reaching for yield, posted robust returns for the year. As measured by the benchmark, high-yield corporates in the one- to five-year maturity range provided solid returns, with lower-rated debt outperforming. Spreads in

2	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

the shorter-maturity global high-yield space narrowed, notably outperforming duration-neutral Treasuries. High-yield fundamentals remained generally positive with default rates remaining low. Companies in the industrial space continued to exhibit behavior consistent with later stages of the business cycle, with rising industrial leverage. Within financials, fundamentals remained favorable as firms continued to deleverage.

In the Team’s view, the current macro environment appears generally supportive for risk taking; global growth is showing signs of improvement and central banks remain accommodative. Tempering this view somewhat is the prospect of periodic volatility, as markets adjust to eventual Fed tapering. Within the Fund, the Team is maintaining corporate exposure, with a focus on security selection. The Team regards credit valuations as fair, and although high-yield issuance has ticked up, supply levels remain manageable. The Fund remains overweight the U.S. and underweight the euro area. The Fund also continues to maintain non-benchmark exposure to CMBS, bank loans and investment-grade corporates.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Barclays Global High Yield 1-5 Year Index (U.S. dollar hedged) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays Global High Yield 1-5 Year Index represents the performance of non-investment-grade fixed-income securities in U.S., developed and emerging markets with more than one year and less than five years remaining until maturity, hedged to the U.S. dollar. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond, currency and commodity markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer, guarantor or counterparty may default causing a loss of the full principal amount of a security or the amount to which the Fund is entitled in a derivative transaction. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings, commonly known as “junk bonds”, tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the real value of the Fund’s distributions.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory and other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Fund’s net asset value (“NAV”).

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. The Fund has been in operation only for a short period of time, and therefore has a very limited historical performance period. This limited performance period is unlikely to be representative of the performance the Fund will achieve over a longer period.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2013 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Limited Duration High Income Portfolio
Class A	1.12%	5.76%

Class C	0.76%	4.92%

Advisor Class*	1.27%	6.07%

Barclays Global High Yield 1-5 Year Index (U.S. dollar hedged)	2.55%	9.10%

*    Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

GROWTH OF A $10,000 INVESTMENT IN THE FUND

12/7/11* TO 9/30/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Limited Duration High Income Portfolio Class A shares (from 12/7/11* to 9/30/13) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 12/7/2011.

See Disclosures, Risks, and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2013 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*

Class A Shares			2.94%
1 Year	5.76%	1.23%
Since Inception†	8.33%	5.79%

Class C Shares			2.38%
1 Year	4.92%	3.92%
Since Inception†	7.49%	7.49%

Advisor Class Shares‡			3.38%
1 Year	6.07%	6.07%
Since Inception†	8.61%	8.61%

The Fund’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.88%, 2.65% and 1.93% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios, exclusive of interest expense, to 1.05%, 1.75% and 0.75% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements extend through December 7, 2014. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2013.

†	Inception date: 12/7/2011.

‡	Advisor Class shares are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for this share class is listed above.

See Disclosures, Risks, and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2013 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	1.23%
Since Inception†	5.79%

Class C Shares
1 Year	3.92%
Since Inception†	7.49%

Advisor Class Shares‡
1 Year	6.07%
Since Inception†	8.61%

†	Inception date: 12/7/2011.

‡	Advisor Class shares are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for this share class is listed above.

See Disclosures, Risks, and Note about Historical Performance on pages 4-5.

8	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,011.20	$5.29	1.05%
Hypothetical**	$1,000	$1,019.80	$5.32	1.05%
Class C
Actual	$1,000	$1,007.60	$8.81	1.75%
Hypothetical**	$1,000	$1,016.29	$8.85	1.75%
Advisor Class
Actual	$1,000	$1,012.70	$3.78	0.75%
Hypothetical**	$1,000	$1,021.31	$3.80	0.75%
Class R
Actual	$1,000	$1,010.20	$6.30	1.25%
Hypothetical**	$1,000	$1,018.80	$6.33	1.25%
Class K
Actual	$1,000	$1,010.00	$5.04	1.00%
Hypothetical**	$1,000	$1,020.05	$5.06	1.00%
Class I
Actual	$1,000	$1,012.90	$3.78	0.75%
Hypothetical**	$1,000	$1,021.31	$3.80	0.75%
*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period), respectively.
**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	9

Expense Example

PORTFOLIO SUMMARY

September 30, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $199.9

*	All data are as of September 30, 2013. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represents 0.1% or less in the following security types: Agencies and Options Purchased – Puts.

10	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio Summary

PORTFOLIO SUMMARY

September 30, 2013 (unaudited)

*	All data are as of September 30, 2013. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 0.8% or less in the following countries: Australia, Azerbaijan, Barbados, China, Croatia, Hungary, India, Indonesia, Israel, Kazakhstan, Lithuania, Macau, Norway, Portugal, Serbia, Singapore, South Africa, Sri Lanka, Switzerland, Turkey and United Arab Emirates.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	11

Portfolio Summary

PORTFOLIO OF INVESTMENTS

September 30, 2013

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADES – 69.5%
Industrial – 62.1%
Basic – 6.2%
AK Steel Corp. 8.75%, 12/01/18	U.S.$	113	$123,170
Aleris International, Inc. 7.625%, 2/15/18		350	365,750
ArcelorMittal 5.00%, 2/25/17		135	140,400
6.125%, 6/01/18		350	371,000
Ashland, Inc. 3.875%, 4/15/18		430	424,625
Boise Paper Holdings LLC/Boise Finance Co. 9.00%, 11/01/17		650	684,125
Commercial Metals Co. 6.50%, 7/15/17		299	322,920
7.35%, 8/15/18		68	73,780
Consol Energy, Inc. 8.00%, 4/01/17		1,045	1,110,312
Eagle Spinco, Inc. 4.625%, 2/15/21(a)		539	517,440
GrafTech International Ltd. 6.375%, 11/15/20		776	783,760
Huntsman International LLC 8.625%, 3/15/20		150	165,000
JMC Steel Group, Inc. 8.25%, 3/15/18(a)		145	141,738
NOVA Chemicals Corp. 8.625%, 11/01/19		614	678,470
Novelis, Inc./GA 8.375%, 12/15/17		270	289,575
8.75%, 12/15/20		300	329,250
Peabody Energy Corp. 7.375%, 11/01/16		240	268,200
PetroLogistics LP/PetroLogistics Finance Corp. 6.25%, 4/01/20(a)		251	245,980
PH Glatfelter Co. 5.375%, 10/15/20		199	198,005
Rock Tenn Co. 4.45%, 3/01/19		885	940,012
Rockwood Specialties Group, Inc. 4.625%, 10/15/20		370	371,850
Smurfit Kappa Acquisitions 4.875%, 9/15/18(a)		1,280	1,293,620
SPCM SA 5.50%, 6/15/20(a)	EUR	120	171,984

12	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Steel Dynamics, Inc. 6.125%, 8/15/19	U.S.$	595	$620,288
7.625%, 3/15/20		205	221,656
Styrolution Group GmbH 7.625%, 5/15/16(a)	EUR	750	1,066,628
US Coatings Acquisition, Inc./Axalta Coating Systems Dutch Holding B BV 5.75%, 2/01/21(a)		285	386,526

			12,306,064

Capital Goods – 8.1%
American Builders & Contractors Supply Co., Inc. 5.625%, 4/15/21(a)	U.S.$	169	166,254
Ardagh Packaging Finance PLC 7.375%, 10/15/17(a)		200	214,000
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc. 4.875%, 11/15/22(a)		270	257,175
B/E Aerospace, Inc. 6.875%, 10/01/20		385	420,612
Befesa Zinc SAU Via Zinc Capital SA 8.875%, 5/15/18(a)	EUR	675	966,823
Bombardier, Inc. 7.50%, 3/15/18(a)	U.S.$	625	701,562
Building Materials Corp. of America 6.875%, 8/15/18(a)		330	352,688
7.50%, 3/15/20(a)		170	183,175
Clean Harbors, Inc. 5.125%, 6/01/21		56	54,110
5.25%, 8/01/20		447	442,530
CNH America LLC 7.25%, 1/15/16		439	481,802
CNH Capital LLC 3.625%, 4/15/18		280	278,600
3.875%, 11/01/15		275	283,250
6.25%, 11/01/16		712	783,200
Crown Americas LLC/Crown Americas Capital Corp. III 6.25%, 2/01/21		405	423,225
Franz Haniel & Cie GmbH 6.25%, 2/08/18	EUR	290	442,490
Graphic Packaging International, Inc. 7.875%, 10/01/18	U.S.$	175	190,750
Griffon Corp. 7.125%, 4/01/18		375	397,500
HD Supply, Inc. 8.125%, 4/15/19		553	613,830
Huntington Ingalls Industries, Inc. 6.875%, 3/15/18		235	252,625

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

KraussMaffei Group GmbH 8.75%, 12/15/20(a)	EUR	100	$145,770
KUKA AG 8.75%, 11/15/17(a)		125	189,546
Manitowoc Co., Inc. (The) 8.50%, 11/01/20	U.S.$	75	83,438
9.50%, 2/15/18		425	455,812
Owens-Brockway Glass Container, Inc. 7.375%, 5/15/16		505	568,125
Rexel SA 5.125%, 6/15/20(a)	EUR	439	608,749
5.25%, 6/15/20(a)	U.S.$	321	312,975
6.125%, 12/15/19(a)		215	219,838
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.75%, 10/15/20		375	376,406
7.125%, 4/15/19		695	738,437
RSI Home Products, Inc. 6.875%, 3/01/18(a)		282	291,165
Sealed Air Corp. 8.125%, 9/15/19(a)		735	819,525
Silgan Holdings, Inc. 5.00%, 4/01/20		89	86,775
SPX Corp. 6.875%, 9/01/17		1,135	1,259,850
7.625%, 12/15/14		185	197,488
Tomkins LLC/Tomkins, Inc. 9.00%, 10/01/18		133	144,970
United Rentals North America, Inc. 5.75%, 7/15/18		410	430,500
7.375%, 5/15/20		300	323,250
9.25%, 12/15/19		165	184,800
Vulcan Materials Co. 6.50%, 12/01/16		295	324,500
7.00%, 6/15/18		400	451,000

			16,119,120

Communications - Media – 8.4%
Allbritton Communications Co. 8.00%, 5/15/18		600	645,750
Arqiva Broadcast Finance PLC 9.50%, 3/31/20(a)	GBP	287	497,148
Cablevision Systems Corp. 7.75%, 4/15/18	U.S.$	440	492,800
CCO Holdings LLC/CCO Holdings Capital Corp. 7.25%, 10/30/17		200	211,750
Columbus International, Inc. 11.50%, 11/20/14(a)		600	645,000

14	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Crown Media Holdings, Inc. 10.50%, 7/15/19	U.S.$	150	$167,625
CSC Holdings LLC 7.625%, 7/15/18		795	910,275
DigitalGlobe, Inc. 5.25%, 2/01/21(a)		903	862,365
DISH DBS Corp. 4.25%, 4/01/18		600	600,750
4.625%, 7/15/17		95	97,138
6.625%, 10/01/14		90	94,500
7.125%, 2/01/16		539	592,226
Gannett Co., Inc. 5.125%, 10/15/19(a)		500	493,620
Intelsat Jackson Holdings SA 5.50%, 8/01/23(a)		285	266,475
7.25%, 10/15/20		405	432,337
8.50%, 11/01/19		200	217,500
Kabel Deutschland Holding AG 6.50%, 7/31/17(a)	EUR	295	430,020
LIN Television Corp. 8.375%, 4/15/18	U.S.$	200	213,000
Mediacom LLC/Mediacom Capital Corp. 9.125%, 8/15/19		265	289,513
Nielsen Finance LLC/Nielsen Finance Co. 4.50%, 10/01/20		550	529,375
7.75%, 10/15/18		235	255,563
RR Donnelley & Sons Co. 7.25%, 5/15/18		275	303,875
Sinclair Television Group, Inc. 5.375%, 4/01/21		194	184,300
8.375%, 10/15/18		255	279,225
9.25%, 11/01/17(a)		130	136,773
Sirius XM Radio, Inc. 4.625%, 5/15/23(a)		200	182,500
5.875%, 10/01/20(a)		948	955,110
Starz LLC/Starz Finance Corp. 5.00%, 9/15/19		480	475,200
Telesat Canada/Telesat LLC 6.00%, 5/15/17(a)		947	984,880
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 7.50%, 3/15/19(a)		765	828,649
Univision Communications, Inc. 6.75%, 9/15/22(a)		133	140,315
6.875%, 5/15/19(a)		610	648,125
UPC Holding BV 9.875%, 4/15/18(a)		100	108,500
Videotron Ltd. 6.375%, 12/15/15		273	275,730

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Virgin Media Finance PLC 6.375%, 4/15/23(a)	U.S.$	200	$199,000
Virgin Media Secured Finance PLC 6.50%, 1/15/18		760	791,350
XM Satellite Radio, Inc. 7.625%, 11/01/18(a)		1,262	1,403,596

			16,841,858

Communications - Telecommunications – 2.9%
CenturyLink, Inc. Series N 6.00%, 4/01/17		600	645,000
Series R 5.15%, 6/15/17		400	419,000
Cincinnati Bell, Inc. 8.25%, 10/15/17		100	104,200
8.375%, 10/15/20		103	108,923
InterXion Holding NV 6.00%, 7/15/20(a)	EUR	134	184,984
MetroPCS Wireless, Inc. 6.25%, 4/01/21(a)	U.S.$	230	231,150
7.875%, 9/01/18		98	105,963
Qwest Communications International, Inc. 7.125%, 4/01/18		105	108,938
SBA Communications Corp. 5.625%, 10/01/19		257	252,502
SBA Telecommunications, Inc. 5.75%, 7/15/20		291	288,817
Sprint Communications, Inc. 9.00%, 11/15/18(a)		235	275,537
Sunrise Communications International SA 7.00%, 12/31/17(a)	EUR	100	143,064
T-Mobile USA, Inc. 5.25%, 9/01/18(a)	U.S.$	1,000	1,017,500
Wind Acquisition Finance SA 6.50%, 4/30/20(a)		1,380	1,414,500
Windstream Corp. 7.875%, 11/01/17		300	334,500
8.125%, 9/01/18		150	161,250

			5,795,828

Consumer Cyclical - Automotive – 3.1%
Allison Transmission, Inc. 7.125%, 5/15/19(a)		775	823,437
Banque PSA Finance SA 4.375%, 4/04/16(a)		160	165,082
Commercial Vehicle Group, Inc. 7.875%, 4/15/19		150	150,000

16	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Dana Holding Corp. 5.375%, 9/15/21	U.S.$	286	$280,995
6.50%, 2/15/19		635	674,687
Delphi Corp. 5.875%, 5/15/19		309	327,926
General Motors Financial Co., Inc. 3.25%, 5/15/18(a)		119	115,728
4.75%, 8/15/17(a)		625	646,875
6.75%, 6/01/18		325	359,937
Schaeffler Finance BV 4.25%, 5/15/18(a)	EUR	158	215,888
7.75%, 2/15/17(a)	U.S.$	200	224,000
8.50%, 2/15/19(a)		200	223,000
Schaeffler Holding Finance BV 6.875%, 8/15/18(a)(b)		315	329,963
6.875%, 8/15/18(a)(b)	EUR	235	333,021
Servus Luxembourg Holding Sca 7.75%, 6/15/18(a)		411	564,473
Tenneco, Inc. 6.875%, 12/15/20	U.S.$	145	157,325
Titan International, Inc. 7.875%, 10/01/17(a)		608	647,216

			6,239,553

Consumer Cyclical - Entertainment – 1.2%
AMC Entertainment, Inc. 8.75%, 6/01/19		774	832,050

ClubCorp Club Operations, Inc. 10.00%, 12/01/18		465	514,988
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp. 5.00%, 8/01/18(a)		886	903,720
Regal Entertainment Group 9.125%, 8/15/18		59	65,195

			2,315,953

Consumer Cyclical - Other – 4.1%
Beazer Homes USA, Inc. 6.625%, 4/15/18		594	623,700
Boardriders SA 8.875%, 12/15/17(a)	EUR	165	227,685
Centex Corp. 6.50%, 5/01/16	U.S.$	230	254,150
CityCenter Holdings LLC/CityCenter Finance Corp. 7.625%, 1/15/16		250	261,875
DR Horton, Inc. 3.625%, 2/15/18		200	197,000
4.75%, 5/15/17		335	350,075
6.50%, 4/15/16		100	109,000

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Hanesbrands, Inc. 6.375%, 12/15/20	U.S.$	250	$269,375
8.00%, 12/15/16		1,060	1,116,986
Isle of Capri Casinos, Inc. 7.75%, 3/15/19		300	315,000
Lennar Corp. 4.125%, 12/01/18		200	191,000
4.75%, 12/15/17		140	143,850
6.95%, 6/01/18		525	578,812
Series B 6.50%, 4/15/16		370	399,600
Levi Strauss & Co. 6.875%, 5/01/22		140	148,400
7.625%, 5/15/20		350	377,125
MCE Finance Ltd. 5.00%, 2/15/21(a)		600	579,000
Royal Caribbean Cruises Ltd. 7.25%, 6/15/16		120	134,100
Shea Homes LP/Shea Homes Funding Corp. 8.625%, 5/15/19		450	495,000
Toll Brothers Finance Corp. 5.15%, 5/15/15		150	157,875
Wolverine World Wide, Inc. 6.125%, 10/15/20		164	170,150
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.75%, 8/15/20		940	1,055,150

			8,154,908

Consumer Cyclical - Restaurants – 0.2%
Burger King Corp. 9.875%, 10/15/18		420	471,450

Consumer Cyclical - Retailers – 3.3%
AutoNation, Inc. 6.75%, 4/15/18		106	119,913
Brighthouse Group PLC 7.875%, 5/15/18(a)	GBP	461	762,173
Cash America International, Inc. 5.75%, 5/15/18(a)	U.S.$	998	968,060
L Brands, Inc. 6.90%, 7/15/17		400	452,000
Michaels Stores, Inc. 7.75%, 11/01/18		630	677,250
Rent-A-Center, Inc./TX 4.75%, 5/01/21(a)		615	571,950
Rite Aid Corp. 8.00%, 8/15/20		1,225	1,368,937
Sally Holdings LLC/Sally Capital, Inc. 6.875%, 11/15/19		1,425	1,560,375

			6,480,658

18	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 11.5%
Agrokor DD 9.875%, 5/01/19(a)	EUR	510	$766,194
Air Medical Group Holdings, Inc. 9.25%, 11/01/18	U.S.$	589	633,175
ARAMARK Corp. 5.75%, 3/15/20(a)		510	515,100
Boparan Finance PLC 9.75%, 4/30/18(a)	EUR	135	200,898
Cerba European Lab SAS 7.00%, 2/01/20(a)		575	793,447
CHS/Community Health Systems, Inc. 5.125%, 8/15/18	U.S.$	1,000	1,017,500
Constellation Brands, Inc. 7.25%, 9/01/16-5/15/17		1,040	1,186,750
ConvaTec Healthcare E SA 7.375%, 12/15/17(a)	EUR	535	768,106
Cott Beverages, Inc. 8.125%, 9/01/18	U.S.$	108	116,910
8.375%, 11/15/17		175	182,656
Dean Foods Co. 7.00%, 6/01/16		270	297,675
9.75%, 12/15/18		490	554,925
Elli Finance UK PLC 8.75%, 6/15/19(a)	GBP	205	360,084
Endo Health Solutions, Inc. 7.00%, 7/15/19-12/15/20	U.S.$	715	735,600
First Quality Finance Co., Inc. 4.625%, 5/15/21(a)		987	895,702
Grifols, Inc. 8.25%, 2/01/18		1,120	1,202,600
Hawk Acquisition Sub, Inc. 4.25%, 10/15/20(a)		610	581,788
HCA, Inc. 7.875%, 2/15/20		625	673,828
8.50%, 4/15/19		416	447,200

Health Management Associates, Inc. 7.375%, 1/15/20		179	196,117
Holding Medi-Partenaires SAS 7.00%, 5/15/20(a)	EUR	470	630,282
Hologic, Inc. 6.25%, 8/01/20	U.S.$	52	54,145
Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 9.50%, 12/01/19(a)		735	825,956
Jarden Corp. 7.50%, 5/01/17		310	353,400
Kinetic Concepts, Inc./KCI USA, Inc. 10.50%, 11/01/18		188	207,505

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Priory Group No 3 PLC 7.00%, 2/15/18(a)	GBP	890	$1,480,444
R&R Ice Cream PLC 8.375%, 11/15/17(a)	EUR	215	310,496
Revlon Consumer Products Corp. 5.75%, 2/15/21(a)	U.S.$	340	327,250
Spectrum Brands Escrow Corp. 6.375%, 11/15/20(a)		22	22,935
Spectrum Brands, Inc. 6.75%, 3/15/20		125	132,813
Stater Bros Holdings, Inc. 7.375%, 11/15/18		165	174,488
Sun Merger Sub, Inc. 5.25%, 8/01/18(a)		1,186	1,215,650
Tenet Healthcare Corp. 4.75%, 6/01/20		125	120,313
6.25%, 11/01/18		1,225	1,307,687
Universal Health Services, Inc. 7.00%, 10/01/18		803	849,173
7.125%, 6/30/16		65	72,556
Valeant Pharmaceuticals International 6.50%, 7/15/16(a)		698	722,430
6.75%, 8/15/18(a)		488	522,160
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc. 7.75%, 2/01/19		85	91,163
8.00%, 2/01/18		586	618,230
Voyage Care Bondco PLC 6.50%, 8/01/18(a)	GBP	100	160,271
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC 7.75%, 9/15/18	U.S.$	550	596,750

			22,922,352

Energy – 4.5%
Antero Resources Finance Corp. 9.375%, 12/01/17		764	807,930
Atwood Oceanics, Inc. 6.50%, 2/01/20		1,064	1,114,540
Bonanza Creek Energy, Inc. 6.75%, 4/15/21		56	56,560
CGG 9.50%, 5/15/16		108	113,535
CHC Helicopter SA 9.25%, 10/15/20		700	745,500
Continental Resources, Inc./OK 8.25%, 10/01/19		115	126,500
Denbury Resources, Inc. 8.25%, 2/15/20		550	603,625
Energy XXI Gulf Coast, Inc. 7.75%, 6/15/19		100	104,000
9.25%, 12/15/17		280	310,800

20	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

EP Energy LLC/EP Energy Finance, Inc. 9.375%, 5/01/20	U.S.$	450	$506,250
EP Energy LLC/Everest Acquisition Finance, Inc. 6.875%, 5/01/19		512	546,560
Hornbeck Offshore Services, Inc. 5.00%, 3/01/21		953	912,497
Linn Energy LLC/Linn Energy Finance Corp. 6.75%, 11/01/19(a)(c)		31	29,218
Milestone Aviation Group Ltd. (The) 8.625%, 12/15/17(a)		357	374,850
Newfield Exploration Co. 7.125%, 5/15/18		180	187,200
Oil States International, Inc. 6.50%, 6/01/19		150	159,000
Pacific Drilling SA 5.375%, 6/01/20(a)		743	724,425
Petroleum Geo-Services ASA 7.375%, 12/15/18(a)		655	710,675
PHI, Inc. 8.625%, 10/15/18		745	785,044
Pioneer Energy Services Corp. 9.875%, 3/15/18		145	156,600

			9,075,309

Other Industrial – 1.2%
Algeco Scotsman Global Finance PLC 8.50%, 10/15/18(a)		600	634,500
Interline Brands, Inc./NJ 7.50%, 11/15/18		415	439,381
NANA Development Corp. 9.50%, 3/15/19(a)		831	835,155
Trionista Holdco GmbH 5.00%, 4/30/20(a)	EUR	412	560,936

			2,469,972

Services – 2.1%
ADT Corp. (The) 2.25%, 7/15/17	U.S.$	1,470	1,403,890
Cerved Group SpA 6.375%, 1/15/20(a)	EUR	290	400,173
Corrections Corp. of America 4.125%, 4/01/20	U.S.$	685	649,037
Live Nation Entertainment, Inc. 7.00%, 9/01/20(a)		316	329,825

Sabre, Inc. 8.50%, 5/15/19(a)		498	538,463
Service Corp. International/US 6.75%, 4/01/16(d)		175	189,656

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

West Corp. 7.875%, 1/15/19	U.S.$	300	$323,250
8.625%, 10/01/18		350	380,625

			4,214,919

Technology – 4.0%
Amkor Technology, Inc. 6.375%, 10/01/22		125	119,375
7.375%, 5/01/18		200	210,250
Avaya, Inc. 7.00%, 4/01/19(a)		1,223	1,143,505
Brightstar Corp. 9.50%, 12/01/16(a)		524	547,580
CDW LLC/CDW Finance Corp. 8.00%, 12/15/18		266	291,935
8.50%, 4/01/19		500	552,500
Ceridian Corp. 8.875%, 7/15/19(a)		922	1,055,690
CommScope, Inc. 8.25%, 1/15/19(a)		780	852,150
First Data Corp. 6.75%, 11/01/20(a)		600	618,000
7.375%, 6/15/19(a)		290	303,775
Freescale Semiconductor, Inc. 9.25%, 4/15/18(a)		150	162,375
Iron Mountain, Inc. 8.375%, 8/15/21		302	324,650
NXP BV/NXP Funding LLC 3.75%, 6/01/18(a)		650	633,750
5.75%, 2/15/21(a)		200	203,000
Sanmina Corp. 7.00%, 5/15/19(a)		400	421,000
Sensata Technologies BV 6.50%, 5/15/19(a)		500	537,500

			7,977,035

Transportation - Airlines – 0.1%
Air Canada 6.75%, 10/01/19(a)		200	199,000

Transportation - Services – 1.2%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 8.25%, 1/15/19		700	759,500
Hertz Corp. (The) 4.25%, 4/01/18(a)		365	358,612
5.875%, 10/15/20		63	64,890
6.25%, 10/15/22		24	24,780
6.75%, 4/15/19		370	391,275

22	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Oshkosh Corp.
8.25%, 3/01/17	U.S.$	300	$320,250
8.50%, 3/01/20		500	551,250

			2,470,557

			124,054,536

Financial Institutions – 4.7%
Banking – 0.7%
Ally Financial, Inc.
4.625%, 6/26/15		230	237,472
4.75%, 9/10/18		660	657,050
Series 8
6.75%, 12/01/14		150	157,500
Amsouth Bank/Birmingham AL Series AI 5.20%, 4/01/15		100	105,325
LBG Capital No.2 PLC Series 21 15.00%, 12/21/19	GBP	126	293,223

			1,450,570

Brokerage – 0.5%
E*TRADE Financial Corp.
6.375%, 11/15/19	U.S.$	599	637,935
6.75%, 6/01/16		275	292,875

			930,810

Finance – 1.8%
AerCap Aviation Solutions BV 6.375%, 5/30/17		730	773,800
CIT Group, Inc.
5.00%, 5/15/17		570	599,213
5.25%, 3/15/18		166	173,885
International Lease Finance Corp.
4.625%, 4/15/21		446	412,896
8.75%, 3/15/17(c)		112	128,520
8.875%, 9/01/17		260	300,950
SLM Corp.
3.875%, 9/10/15		200	204,000
4.625%, 9/25/17		220	222,750
5.50%, 1/15/19		838	829,836

			3,645,850

Insurance – 0.4%
American Equity Investment Life Holding Co. 6.625%, 7/15/21		766	792,810

Other Finance – 1.3%
Aviation Capital Group Corp.
4.625%, 1/31/18(a)		126	125,289
7.125%, 10/15/20(a)		353	383,565

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Harbinger Group, Inc. 7.875%, 7/15/19(a)	U.S.$	891	$922,185
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
7.75%, 1/15/16		150	154,875
8.00%, 1/15/18		1,055	1,105,112

			2,691,026

			9,511,066

Utility – 2.7%
Electric – 1.9%
AES Corp./VA
8.00%, 10/15/17		190	218,500
9.75%, 4/15/16		300	350,250
Calpine Corp.
7.25%, 10/15/17(a)		578	599,675
Series AI
7.25%, 10/15/17		136	141,100
EDP Finance BV
5.50%, 2/18/14(a)	EUR	100	136,985
6.00%, 2/02/18(a)	U.S.$	400	414,000
FirstEnergy Corp. Series A 2.75%, 3/15/18		500	486,282
GenOn Americas Generation LLC 8.50%, 10/01/21		130	137,800
GenOn Energy, Inc.
7.875%, 6/15/17		325	351,000
9.50%, 10/15/18		385	433,125
Puget Energy, Inc. 6.50%, 12/15/20		375	419,424
Techem GmbH 6.125%, 10/01/19(a)	EUR	120	174,518

			3,862,659

Natural Gas – 0.8%
Hiland Partners LP/Hiland Partners Finance Corp. 7.25%, 10/01/20(a)	U.S.$	459	478,508
Kinder Morgan Finance Co. LLC
5.70%, 1/05/16		150	161,575
6.00%, 1/15/18(a)		250	271,128
Sabine Pass LNG LP 7.50%, 11/30/16		515	566,500

			1,477,711

			5,340,370

Total Corporates – Non-Investment Grades (cost $138,192,452)			138,905,972

24	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADES – 8.3%
Industrial – 5.1%
Basic – 0.6%
CF Industries, Inc. 6.875%, 5/01/18	U.S.$	125	$146,859
Freeport-McMoRan Copper & Gold, Inc. 2.375%, 3/15/18(a)		825	797,317
Plains Exploration & Production Co. 6.50%, 11/15/20		130	139,480

			1,083,656

Capital Goods – 0.1%
Mohawk Industries, Inc. 6.375%, 1/15/16		185	203,500

Communications - Media – 0.3%
Myriad International Holdings BV 6.00%, 7/18/20(a)		514	541,606
NBCUniversal Enterprise, Inc. 5.25%, 3/19/21(a)		114	112,860

			654,466

Communications - Telecommunications – 1.0%
Embarq Corp. 7.082%, 6/01/16		120	134,978
Telefonica Emisiones SAU
3.192%, 4/27/18		790	779,485
3.661%, 9/18/17(a)	EUR	50	70,268
Verizon Communications, Inc. 3.65%, 9/14/18	U.S.$	920	969,398

			1,954,129

Consumer Cyclical - Automotive – 0.3%
Continental Rubber of America Corp. 4.50%, 9/15/19(a)		365	381,425
Ford Motor Credit Co. LLC 3.875%, 1/15/15		200	206,856

			588,281

Consumer Cyclical - Other – 0.1%
Seminole Indian Tribe of Florida 7.75%, 10/01/17(a)		235	249,394

Consumer Cyclical - Retailers – 0.2%
Dollar General Corp. 4.125%, 7/15/17		313	332,644
Macy’s Retail Holdings, Inc. 5.90%, 12/01/16		64	72,250

			404,894

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.2%
Mylan, Inc./PA 7.875%, 7/15/20(a)	U.S.$	280	$319,499

Energy – 1.3%
Anadarko Petroleum Corp. 6.375%, 9/15/17		700	813,734
Nabors Industries, Inc. 6.15%, 2/15/18		583	655,590
Pioneer Natural Resources Co. 5.875%, 7/15/16		225	250,595
Transocean, Inc.
5.05%, 12/15/16		150	164,383
6.00%, 3/15/18		700	788,736

			2,673,038

Other Industrial – 0.1%
URS Corp. 4.35%, 4/01/17(a)		135	137,942

Services – 0.2%
QVC, Inc. 7.375%, 10/15/20(a)		215	233,603
7.50%, 10/01/19(a)		200	215,226

			448,829

Technology – 0.7%
Baidu, Inc. 3.25%, 8/06/18		441	440,799
Seagate Technology HDD Holdings 6.80%, 10/01/16		870	983,100

			1,423,899

			10,141,527

Financial Institutions – 2.6%
Banking – 1.9%
Akbank TAS 5.125%, 7/22/15(a)		300	307,500
BBVA US Senior SAU 4.664%, 10/09/15		615	640,339
Lloyds TSB Bank PLC 11.875%, 12/16/21(a)	EUR	425	705,765
Macquarie Group Ltd. 7.30%, 8/01/14(a)	U.S.$	150	157,517
Regions Financial Corp. 5.75%, 6/15/15		235	251,805
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(a)		1,081	1,243,150
Sovereign Bank/Wilmington DE 8.75%, 5/30/18		250	298,355
Zions Bancorporation 4.50%, 3/27/17		100	104,997

			3,709,428

26	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Finance – 0.6%
Air Lease Corp. 5.625%, 4/01/17	U.S.$	1,230	$1,309,950

Insurance – 0.1%
Cloverie PLC for Zurich Insurance Co., Ltd. 12.00%, 7/15/14	EUR	200	292,215

			5,311,593

Utility – 0.5%
Electric – 0.3%
CMS Energy Corp. 6.55%, 7/17/17	U.S.$	160	184,660
Iberdrola International BV 4.50%, 9/21/17	EUR	200	294,539

			479,199

Natural Gas – 0.2%
Gas Natural Capital Markets SA 6.00%, 1/27/20(a)		200	311,651
Tennessee Gas Pipeline Co. LLC 8.00%, 2/01/16	U.S.$	140	160,305

			471,956

			951,155

Non Corporate Sectors – 0.1%
Agencies - Not Government Guaranteed – 0.1%
Petrobras International Finance Co. 3.50%, 2/06/17		155	157,395

Total Corporates – Investment Grades (cost $16,076,413)			16,561,670

GOVERNMENTS – TREASURIES – 5.2%
United States – 5.2%
U.S. Treasury Notes 0.625%, 11/30/17		6,000	5,877,654
3.75%, 11/15/18		4,132	4,610,085

Total Governments – Treasuries (cost $10,464,705)			10,487,739

EMERGING MARKETS – CORPORATE BONDS – 3.5%
Industrial – 3.2%
Basic – 0.9%
Indo Energy Finance BV 7.00%, 5/07/18(a)		265	255,063
Severstal OAO Via Steel Capital SA 6.70%, 10/25/17(a)		765	815,681

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	27

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Vedanta Resources PLC 6.00%, 1/31/19(a)	U.S.$	500	$474,022
9.50%, 7/18/18(a)		265	290,837

			1,835,603

Capital Goods – 0.6%
Cemex Espana Luxembourg 9.875%, 4/30/19(a)(d)		150	168,000
Cemex Finance LLC 9.50%, 12/14/16(a)		145	153,881
Cemex SAB de CV 4.90%, 10/15/18(a)(d)		500	498,864
6.50%, 12/10/19(a)		400	394,000

			1,214,745

Communications - Telecommunications – 0.2%
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC 9.125%, 4/30/18(a)		350	405,125

Consumer Cyclical - Retailers – 0.2%
Office Depot de Mexico SA de CV 6.875%, 9/20/20(a)		385	382,113

Consumer Non-Cyclical – 1.3%
Foodcorp Pty Ltd. 8.75%, 3/01/18(a)	EUR	240	349,035
Marfrig Holding Europe BV 8.375%, 5/09/18(a)	U.S.$	785	714,350
Raizen Energy Finance Ltd. 7.00%, 2/01/17(a)		375	417,188
Tonon Bioenergia SA 9.25%, 1/24/20(a)		265	229,304
USJ Acucar e Alcool SA 9.875%, 11/09/19(a)		445	433,319
Virgolino de Oliveira Finance Ltd. 10.50%, 1/28/18(a)		625	470,312

			2,613,508

			6,451,094

Financial Institutions – 0.2%
Finance – 0.2%
Sistema JSFC via Sistema International Funding SA 6.95%, 5/17/19(a)		400	422,418

Utility – 0.1%
Electric – 0.1%
Listrindo Capital BV 6.95%, 2/21/19(a)		200	205,495

Total Emerging Markets – Corporate Bonds (cost $7,407,025)			7,079,007

28	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

BANK LOANS – 3.0%
Industrial – 3.0%
Basic – 0.1%
FMG Resources (August 2006) Pty Ltd. (FMG America Finance, Inc.) 5.25%, 10/18/17(d)	U.S.$	99	$99,230
Unifrax Holding Co. 5.25%, 11/28/18(d)	EUR	74	100,199

			199,429

Capital Goods – 0.1%
Serta Simmons Holdings, LLC 5.00%, 10/01/19(d)	U.S.$	149	149,008

Communications - Media – 0.2%
FoxCo Acquisition Sub, LLC 5.50%, 7/14/17(d)		285	285,329
LIN Television Corp. 4.00%, 12/21/18(d)		147	148,023

			433,352

Communications - Telecommunications – 0.1%
Crown Castle Operating Company 3.25%, 1/31/19(d)		123	120,942

Consumer Cyclical - Automotive – 0.7%
Affinia Group, Inc. 4.75%, 4/25/20(d)		499	501,244
Exide Technologies 9.00%, 10/09/14(d)		472	471,570
Navistar, Inc. 5.75%, 8/17/17(d)		70	70,809
TI Group Automotive Systems, LLC 5.50%, 3/28/19(d)		145	146,465
Veyance Technologies, Inc. 5.25%, 9/08/17(d)		299	297,231

			1,487,319

Consumer Cyclical - Entertainment – 0.3%
Alpha Topco Limited 4.50%, 4/30/19(d)		398	399,246
Station Casinos LLC 5.00%, 3/01/20(d)		174	175,648

			574,894

Consumer Cyclical - Other – 0.3%
Seminole Hard Rock Entertainment, Inc. (Seminole Hard Rock International, LLC) 3.50%, 5/14/20(d)		499	496,880
Wolverine World Wide, Inc. 4.00%-5.25%, 10/09/19(d)		102	101,940

			598,820

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	29

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 0.1%
J.C. Penney Corp., Inc. 6.00%, 5/22/18(d)	U.S.$	249	$241,497

Consumer Non-Cyclical – 0.3%
Emergency Medical Services Corp. 4.00%, 5/25/18(d)		142	141,389
H. J. Heinz Co. 3.50%, 6/05/20(d)		100	99,965
New HB Acquisition, LLC 6.75%, 4/09/20(d)		240	245,801
Par Pharmaceutical Companies, Inc. (Par Pharmaceutical, Inc.) 4.25%, 9/30/19(d)		89	88,337
Pharmaceutical Product Development, Inc. (Jaguar Holdings, LLC) 4.25%, 12/05/18(d)		147	147,423

			722,915

Other Industrial – 0.1%
Gardner Denver, Inc. 4.25%, 7/30/20(d)		150	148,398

Services – 0.5%
Orbitz Worldwide, Inc. 4.50%, 9/25/17(d)		114	114,034
Travelport LLC (fka Travelport, Inc.) 5.75%, 6/26/19(d)		800	823,000

			937,034

Technology – 0.2%
MMI International Ltd. (MMI International (Delaware) LLC) 7.25%, 11/20/18(d)		488	468,000

Total Bank Loans (cost $6,046,850)			6,081,608

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.2%
Non-Agency Fixed Rate CMBS – 1.2%
Credit Suisse Commercial Mortgage Trust Series 2006-C3, Class AJ 5.993%, 6/15/38		365	369,315
Series 2007-C3, Class AM 5.872%, 6/15/39		150	153,073
Greenwich Capital Commercial Funding Corp. Series 2007-GG9, Class AM 5.475%, 3/10/39		158	165,995
GS Mortgage Securities Trust Series 2006-GG6, Class AJ 5.82%, 4/10/38		115	114,662

30	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

JP Morgan Chase Commercial Mortgage Securities Trust
Series 2006-LDP8, Class AJ 5.48%, 5/15/45	U.S.$	500	$515,751
Series 2007-LDPX, Class AM 5.464%, 1/15/49		122	123,006
Series 2012-CBX, Class E 5.36%, 6/15/45(a)		100	91,307
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class AJ 5.276%, 2/15/41		185	181,823
Merrill Lynch/Countrywide Commercial Mortgage Trust
Series 2006-4, Class AJ 5.239%, 12/12/49		600	579,545
Series 2006-4, Class AJFX
5.147%, 12/12/49(a)		30	28,842
Wachovia Bank Commercial Mortgage Trust Series 2006-C29, Class AJ 5.368%, 11/15/48		138	125,210

Total Commercial Mortgage-Backed Securities (cost $2,396,375)			2,448,529

QUASI-SOVEREIGNS – 0.8%
Quasi-Sovereign Bonds – 0.8%
Azerbaijan – 0.3%
State Oil Co. of the Azerbaijan Republic 5.45%, 2/09/17(a)		615	649,594

Hungary – 0.2%
Magyar Export-Import Bank ZRT 5.50%, 2/12/18(a)		435	437,793

Kazakhstan – 0.1%
KazMunayGas National Co. JSC 11.75%, 1/23/15(a)		225	251,156

United Arab Emirates – 0.2%
Dubai Electricity & Water Authority 6.375%, 10/21/16(a)		300	337,875

Total Quasi-Sovereigns (cost $1,644,266)			1,676,418

EMERGING MARKETS – SOVEREIGNS – 0.4%
Serbia – 0.3%
Republic of Serbia 4.875%, 2/25/20(a)		591	552,261

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	31

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Sri Lanka – 0.1%
Republic of Sri Lanka 7.40%, 1/22/15(a)	U.S.$	160	$164,800

Total Emerging Markets – Sovereigns (cost $752,366)			717,061

GOVERNMENTS – SOVEREIGN AGENCIES – 0.3%
Israel – 0.1%
Israel Electric Corp., Ltd. 6.70%, 2/10/17(a)		290	311,388

Norway – 0.1%
Eksportfinans ASA 2.00%, 9/15/15		13	12,675
2.375%, 5/25/16		112	108,360

			121,035

United Arab Emirates – 0.1%
Dubai Holding Commercial Operations MTN Ltd. 6.00%, 2/01/17	GBP	100	163,104

Total Governments – Sovereign Agencies (cost $571,791)			595,527

COVERED BONDS – 0.3%
Banco de Sabadell SA 3.625%, 2/16/15	EUR	100	138,725
Bankinter SA 3.875%, 10/30/15		50	70,425
CaixaBank 5.125%, 4/27/16		150	218,930
Kutxabank SA 5.125%, 4/08/15		100	142,611

Total Covered Bonds (cost $523,033)			570,691

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.3%
Non-Agency Floating Rate – 0.3%
Structured Agency Credit Risk Debt Notes Series 2013-DN1, Class M1 3.579%, 7/25/23(d) (cost $502,496)	U.S.$	502	507,835

GOVERNMENTS – SOVEREIGN BONDS – 0.2%
Hungary – 0.1%
Hungary Government International Bond 4.125%, 2/19/18		400	395,812

32	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Lithuania – 0.1%
Lithuania Government International Bond 6.75%, 1/15/15(a)	U.S.$	100	$106,571

Total Governments – Sovereign Bonds (cost $500,842)			502,383

		Shares
PREFERRED STOCKS – 0.1%
Financial Institutions – 0.1%
Banking – 0.1%
US Bancorp/MN 6.50%		3,000	77,970

REITS – 0.0%
Health Care REIT, Inc. 6.50%		925	21,414

			99,384

Industrial – 0.0%
Basic – 0.0%
ArcelorMittal 6.00%		1,100	23,639

Total Preferred Stocks (cost $125,625)			123,023

		Principal Amount (000)
AGENCIES – 0.1%
Agency Debentures – 0.1%
Ally Financial, Inc. 5.50%, 2/15/17 (cost $105,260)	U.S.$	100	104,946

		Contracts
OPTIONS PURCHASED - PUTS – 0.1%
Options on Funds and Investment Trusts – 0.1%
SPDR S&P 500 ETF Trust Expiration: Oct 2013, Exercise Price: $ 152.00(e)(f)		372	6,882
SPDR S&P 500 ETF Trust Expiration: Oct 2013, Exercise Price: $ 162.00(e)(f)		93	6,743
SPDR S&P 500 ETF Trust Expiration: Oct 2013, Exercise Price: $ 164.00(e)(f)		114	11,514
SPDR S&P 500 ETF Trust Expiration: Nov 2013, Exercise Price: $ 162.00(e)(f)		112	18,368

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	33

Portfolio of Investments

	Contracts	U.S. $ Value

SPDR S&P 500 ETF Trust Expiration: Nov 2013, Exercise Price: $ 164.00(e)(f)	114	$23,712

		67,219

	Notional Amount (000)
Swaptions – 0.0%
CDX-NAHY.20 RTP Citibank, NA (Buy Protection) Expiration: Oct 2013, Exercise Price: $ 103.00(e)	4,100,000	3,611
CDX-NAHY.20 RTP Deutsche Bank AG (Buy Protection) Expiration: Oct 2013, Exercise Price: $ 103.00(e)	5,770,000	5,081
CDX-NAHY.20 RTP Deutsche Bank AG (Buy Protection) Expiration: Nov 2013, Exercise Price: $ 103.00(e)	5,670,000	26,602

		35,294

Total Options Purchased – Puts (premiums paid $249,812)		102,513

	Shares
SHORT-TERM INVESTMENTS – 5.3%
Investment Companies – 5.3%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.07%(g) (cost $10,593,668)	10,593,668	10,593,668

Total Investments – 98.6% (cost $196,152,979)		197,058,590
Other assets less liabilities – 1.4%		2,827,186

Net Assets – 100.0%		$199,885,776

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2013	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr Futures	54	December 2013	$11,863,210	$11,894,343	$31,133
U.S. T-Note 5 Yr Futures	100	December 2013	11,948,858	12,104,688	155,830

					$186,963

34	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)	In Exchange For (000)	Settlement Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Capital Markets LP	GBP 2,137	USD 3,397	11/08/13	$(62,092)
HSBC Bank USA	GBP 112	USD 179	11/08/13	(1,733)
State Street Bank & Trust Co.	EUR 106	USD 142	11/08/13	(1,824)
UBS AG	EUR 9,481	USD 12,666	11/08/13	(161,844)
UBS AG	USD 212	EUR 158	11/08/13	651

				$(226,842)

CREDIT DEFAULT SWAPTIONS WRITTEN (see Note D)

Description	Counter- party	Buy/Sell Protection	Strike Rate	Expiration Date	Notional Amount (000)	Premiums Received	Market Value
Put - CDX-NAHY Series 20 5 Year Index	Citibank, NA	Sell	99.00%	10/16/13	$7,500	$22,500	$(1,333)
Put - CDX-NAHY Series 20 5 Year Index	Deutsche Bank AG	Sell	99.00	10/16/13	11,335	51,007	(2,014)
Put - CDX-NAHY Series 20 5 Year Index	Deutsche Bank AG	Sell	100.00	11/20/13	11,340	49,556	(19,050)

						$123,063	$(22,397)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC (CME)	$4,050	4/19/15	0.369%	3 Month LIBOR	$(3,532)
Morgan Stanley & Co., LLC (CME)	1,850	5/01/15	0.348%	3 Month LIBOR	(633)
Morgan Stanley & Co., LLC (CME)	730	4/19/18	0.864%	3 Month LIBOR	14,242
Morgan Stanley & Co., LLC (CME)	1,000	5/01/18	0.829%	3 Month LIBOR	22,140
Morgan Stanley & Co., LLC (LCH)	2,420	9/13/22	2.916%	3 Month LIBOR	(68,398)

					$(36,181)

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	35

Portfolio of Investments

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/ (Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at September 30, 2013	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley & Co. LLC (INTRCONX):
CDX-NAHY Series 20 5 Year Index 6/20/18*	(5.00)%	3.58%	$1,200	$(71,584)	$(73,514)	$1,930

Sale Contracts
Morgan Stanley & Co. LLC (INTRCONX):
CDX-NAIG Series 20 5 Year Index 6/20/18*	1.00	0.73	1,540	19,121	14,294	4,827

				$(52,463)	$(59,220)	$6,757

*	Termination date

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$1,560	1/22/15	0.401%	3 Month LIBOR	$(1,415)
Credit Suisse International	8,120	10/29/14	0.410%	3 Month LIBOR	(17,578)
Credit Suisse International	1,020	12/07/14	0.361%	3 Month LIBOR	(1,274)
Credit Suisse International	1,600	1/31/15	0.435%	3 Month LIBOR	(2,145)
Credit Suisse International	1,800	3/08/15	0.381%	3 Month LIBOR	(537)
Credit Suisse International	11,250	4/08/18	0.925%	3 Month LIBOR	175,672

					$152,723

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at September 30, 2013	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Bank of America, NA:
CDX-EM Series 17 5 Year Index, 6/20/17*	(5.00)%	2.87%	$900	$(66,625)	$(78,090)	$11,465
Morgan Stanley Capital Services LLC:
CDX-EM Series 17 5 Year Index, 6/20/17*	(5.00)	2.87	1,000	(74,028)	(92,092)	18,064

36	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at September 30, 2013	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-NAIG Series 17 5 Year Index, 12/20/16*	(1.00)%	0.44%	$1,000	$(18,097)	$8,157	$(26,254)
Cooper Tire & Rubber Co., 7.625%, 3/15/27, 9/20/18*	(5.00)	4.20	37	(1,272)	(1,403)	131

Sale Contracts
Bank of America, NA:
CDX-NAHY Series 14 5 Year Index, 6/20/15*	5.00	1.54	1,781	107,342	7,874	99,468
CDX-NAIG Series 19 5 Year Index, 12/20/17*	1.00	3.29	10	(929)	(1,507)	578
KB Home, 9.10%, 15/09/17, 9/20/18*	5.00	3.38	470	34,040	26,698	7,342
Barclays Bank PLC:
Amkor Technology, Inc., 7.375%, 5/01/18, 6/20/18*	5.00	4.08	300	11,039	(8,085)	19,124
Amkor Technology, Inc., 7.375%, 5/01/18, 6/20/18*	5.00	4.08	190	6,991	2,956	4,035
Amkor Technology, Inc., 7.375%, 5/01/18, 6/20/18*	5.00	4.08	170	6,255	2,645	3,610
Health Management Associates, Inc., 6.125%, 4/15/16, 6/20/17*	5.00	1.36	180	23,676	(803)	24,479
Levi Strauss & Co., 7.625%, 5/15/20, 12/20/17*	5.00	2.14	150	17,466	259	17,207
M.D.C. Holdings, Inc., 5.625%, 2/01/20, 6/20/17*	1.00	1.20	180	(1,619)	(6,974)	5,355
MGM Resorts International, 7.625%, 1/15/17, 6/20/17*	5.00	1.86	180	19,788	(11,866)	31,654
MGM Resorts International, 7.625%, 1/15/17, 6/20/18*	5.00	2.78	35	3,334	2,133	1,201

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	37

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at September 30, 2013	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
MGM Resorts International, 7.625%, 1/15/17, 9/20/18*	5.00%	3.01%		$340	$30,494	$21,551	$8,943
NXP BV, 5.75%, 15/02/21, 9/20/18*	5.00	2.83	EUR	430	57,826	63,291	(5,465)
NXP BV, 8.625%, 10/15/13, 3/20/18*	5.00	2.53		50	7,843	3,086	4,757
Virgin Media Finance PLC, 9.50%, 8/15/16, 6/20/17*	5.00	2.85		$200	14,831	4,312	10,519
Virgin Media Finance PLC, 9.50%, 8/15/16, 6/20/17*	5.00	2.85		140	10,382	1,493	8,889
Citibank, NA:
Levi Strauss & Co., 8.875%, 4/01/16, 6/20/17*	5.00	1.73		160	18,536	(4,688)	23,224
MGM Resorts International, 7.625%, 1/15/17, 6/20/18*	5.00	2.78		47	4,477	2,946	1,531
Owens-Brockway Glass Container Inc., 7.375%, 5/15/16, 6/20/18*	5.00	1.75		400	58,184	46,477	11,707
Sanmina-SCI Corp., 0.00%, 9/12/20, 6/20/18*	5.00	2.65		300	30,873	(1,010)	31,883
Windstream Corp., 7.875%, 11/01/17, 6/20/18*	5.00	3.55		410	24,707	10,401	14,306
Credit Suisse International:
American Axle & Manufacturing, Inc., 7.875%, 3/01/17, 6/20/18*	5.00	2.93		480	42,671	8,972	33,699
Avis Budget Car Rental LLC, 8.25%, 1/15/19, 9/20/18*	5.00	3.07		280	24,436	20,290	4,146

38	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at September 30, 2013	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Avis Budget Car Rental LLC, 8.25%, 1/15/19, 9/20/18*	5.00%	3.07%	$76	$6,633	$6,744	$(111)
Avis Budget Car Rental LLC, 8.25%, 1/15/19, 9/20/18*	5.00	3.07	74	6,458	6,924	(466)
MGM Resorts International, 7.625%, 1/15/17, 6/20/18*	5.00	2.78	18	1,715	1,175	540
MGM Resorts International, 7.625%, 1/15/17, 9/20/18*	5.00	3.01	280	25,113	19,545	5,568
Deutsche Bank AG London:
Sprint Capital Corp., 6.00%, 12/01/16, 9/20/18*	5.00	3.47	510	34,553	30,050	4,503
Goldman Sachs Bank USA:
American Axle & Manufacturing, Inc., 7.875%, 3/01/17, 6/20/18*	5.00	2.93	348	30,936	4,715	26,221
CDX-NAIG Series 19 5 Year Index, 12/20/17*	1.00	3.29	236	(21,752)	(38,365)	16,613
HCA, Inc., 8.00%, 10/01/18, 9/20/17*	5.00	2.27	250	25,519	6,248	19,271
Goldman Sachs International:
Health Management Associates, Inc., 6.125%, 4/15/16, 6/20/18*	5.00	1.82	390	55,300	27,539	27,761
Sprint Nextel Corp., 6.00%, 12/01/16, 9/20/18*	5.00	3.52	530	34,665	34,840	(175)
JPMorgan Chase Bank, NA:
Chesapeake Energy Corp., 6.625%, 8/15/20, 9/20/18*	5.00	2.61	310	33,661	25,645	8,016
Levi Strauss & Co., 8.875%, 4/01/16, 12/20/16*	5.00	1.40	150	17,277	(5,287)	22,564

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	39

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at September 30, 2013	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
M.D.C. Holdings, Inc., 5.625%, 2/01/20, 12/20/16*	5.00%	1.01%		$150	$19,291	$5,997	$13,294
MGM Resorts International, 7.625%, 1/15/17, 6/20/18*	5.00	2.78		450	42,866	7,838	35,028
UPCG 9.625%, 1/12/19, 9/20/18*	5.00	2.46	EUR	190	33,177	19,129	14,048
Morgan Stanley Capital Services LLC:
Amkor Technology, Inc., 7.375%, 5/01/18, 9/20/18*	5.00	4.33		$250	7,056	2,315	4,741
Avis Budget Car Rental LLC, 8.25%, 1/15/19, 9/20/18*	5.00	3.07		160	13,963	15,342	(1,379)
CDX-NAIG Series 17 5 Year Index, 12/20/16*	1.00	0.44		150	2,715	185	2,530
CDX-NAIG Series 19 5 Year Index, 12/20/17*	1.00	3.29		118	(10,876)	(17,965)	7,089
Chesapeake Energy Corp., 6.625%, 8/15/20, 6/20/18*	5.00	2.49		610	66,301	41,663	24,638
NXP BV, 2.961%, 10/15/13, 6/20/17*	5.00	2.01		EUR 110	17,566	(5,275)	22,841
Sanmina-SCI Corp., 8.125%, 3/01/16, 12/20/16*	5.00	1.35		$150	17,610	(10,677)	28,287
UBS AG:
Health Management Associates, Inc., 6.125%, 4/15/16, 6/20/17*	5.00	1.36		160	21,045	(2,588)	23,633
Levi Strauss & Co., 8.875%, 4/01/16, 6/20/17*	5.00	1.73		40	4,634	(1,793)	6,427

					$878,047	$200,967	$677,080

*	Termination date

40	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

TOTAL RETURN SWAPS (see Note D)

Receive/ Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Received by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)

Pay Total Return on Reference Index
Pay	iBoxx $ Liquid High Yield Index	8,604	0.25%	$1,910	3/20/14	JPMorgan Chase Bank, NA	$25,959

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, the aggregate market value of these securities amounted to $72,177,763 or 36.1% of net assets.

(b)	Pay-In-Kind Payments (PIK).

(c)	Variable rate coupon, rate shown as of September 30, 2013.

(d)	Floating Rate Security. Stated interest rate was in effect at September 30, 2013.

(e)	Non-income producing security.

(f)	One contract relates to 100 shares.

(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

EUR – Euro

GBP – Great British Pound

USD – United States Dollar

Glossary:

CDX-EM – Emerging Market Credit Default Swap Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

ETF – Exchange Traded Fund

INTRCONX – Inter-Continental Exchange

JSC – Joint Stock Company

JSFC – Joint Stock Financial Corporation

LCH – London Clearing House

LIBOR – London Interbank Offered Rates

MTN – Medium Term Note

OJSC – Open Joint Stock Company

REIT – Real Estate Investment Trust

RTP – Real Time Pricing

SPDR – Standard & Poor’s Depository Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	41

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

September 30, 2013

Assets
Investments in securities, at value
Unaffiliated issuers (cost $185,559,311)	$186,464,922
Affiliated issuers (cost $10,593,668)	10,593,668
Cash	567,912	(a)(b)
Foreign currencies, at value (cost $ 230,214)	231,837
Receivable for investment securities sold	5,598,932
Interest and dividends receivable	3,292,261
Receivable for capital stock sold	1,396,198
Unrealized appreciation on credit default swaps	710,930
Upfront premium paid on credit default swaps	489,435
Receivable for variation margin on futures	187,207
Unrealized appreciation on interest rate swaps	175,672
Unrealized appreciation on total return swaps	25,959
Upfront premium paid on centrally cleared swaps	14,294
Unrealized appreciation of forward currency exchange contracts	651

Total assets	209,749,878

Liabilities
Swaptions written, at value (premiums received $123,063)	22,397
Payable for investment securities purchased	8,613,431
Upfront premium received on credit default swaps	288,468
Unrealized depreciation of forward currency exchange contracts	227,493
Dividends payable	125,544
Upfront premium received on centrally cleared swaps	73,514
Payable for capital stock redeemed	161,816
Advisory fee payable	42,107
Payable for terminated credit default swaps	35,569
Unrealized depreciation on credit default swaps	33,850
Administrative fee payable	25,600
Distribution fee payable	23,342
Unrealized depreciation on interest rate swaps	22,949
Payable for variation margin on centrally cleared swaps	1,189
Transfer Agent fee payable	827
Accrued expenses	166,006

Total liabilities	9,864,102

Net Assets	$199,885,776

Composition of Net Assets
Capital stock, at par	$18,875
Additional paid-in capital	197,989,810
Distributions in excess of net investment income	(72,087)
Accumulated net realized gain on investment and foreign currency transactions	146,532
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	1,802,646

	$199,885,776

(a)	An amount of $261,282 has been segregated to collateralize margin requirements for open futures outstanding at September 30, 2013.

(b)	An amount of $217,362 has been segregated to collateralize margin requirements for open centrally cleared swaps outstanding at September 30, 2013.

See notes to financial statements.

42	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Statement of Assets & Liabilities

Net Asset Value Per Share—18 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$44,288,374	4,178,052	$10.60	*

C	$18,920,202	1,785,912	$10.59

Advisor	$136,645,932	12,907,769	$10.59

R	$10,636	1,003	$10.60

K	$10,638	1,004	$10.60

I	$9,994	943	$10.60

*	The maximum offering price per share for Class A shares was $11.07 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	43

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended September 30, 2013

Investment Income
Interest	$5,918,518
Dividends
Unaffiliated issuers	17,198
Affiliated issuers	5,820
Consent fee income	54,482
Other fee income	4,368	$6,000,386

Expenses
Advisory fee (see Note B)	675,386
Distribution fee—Class A	49,611
Distribution fee—Class C	109,571
Distribution fee—Class R	53
Distribution fee—Class K	27
Transfer agency—Class A	4,163
Transfer agency—Class C	2,765
Transfer agency—Advisor Class	16,509
Transfer agency—Class R	6
Transfer agency—Class K	5
Transfer agency—Class I	3,640
Custodian	204,237
Registration fees	87,080
Audit	75,331
Administrative	61,231
Printing	40,170
Legal	39,148
Amortization of offering expenses	22,245
Directors’ fees	11,347
Miscellaneous	2,780

Total expenses	1,405,305
Less: expenses waived and reimbursed by the Adviser (see Note B)	(401,224)

Net expenses		1,004,081

Net investment income		4,996,305

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(248,158)
Futures		(420,000)
Options written		23,016
Swaptions written		316,433
Swaps		854,020
Foreign currency transactions		(325,546)
Net change in unrealized appreciation/depreciation of:
Investments		(941,214)
Futures		152,461
Swaptions written		69,515
Swaps		667,070
Foreign currency denominated assets and liabilities		(148,368)

Net loss on investment and foreign currency transactions		(771)

Net Increase in Net Assets from Operations		$4,995,534

See notes to financial statements.

44	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30, 2013	December 7, 2011(a) to September 30, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$4,996,305	$1,503,393
Net realized gain on investment and foreign currency transactions	199,765	406,904
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(200,536)	2,003,182

Net increase in net assets from operations	4,995,534	3,913,479
Dividends and Distributions to Shareholders from
Net investment income
Class A	(715,729)	(76,525)
Class C	(402,338)	(32,308)
Advisor Class	(3,112,045)	(586,869)
Class R	(458)	(406)
Class K	(485)	(427)
Class I	(893,847)	(1,117,626)
Net realized gain on investment transactions
Class A	(6,949)	– 0	–
Class C	(8,157)	– 0	–
Advisor Class	(49,095)	– 0	–
Class R	(17)	– 0	–
Class K	(17)	– 0	–
Class I	(42,566)	– 0	–
Capital Stock Transactions
Net increase	137,942,610	60,080,017

Total increase	137,706,441	62,179,335
Net Assets
Beginning of period	62,179,335	– 0	–

End of period (including distributions in excess of net investment income of ($72,087) and undistributed net investment income of $4,629, respectively)	$199,885,776	$62,179,335

(a)	Commencement of operations.

See notes to financial statements.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	45

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

September 30, 2013

NOTE A

Significant Accounting Policies

AllianceBernstein Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company comprised of six portfolios currently in operation: the Intermediate Bond Portfolio, the Bond Inflation Strategy Portfolio, the Municipal Bond Inflation Strategy Portfolio, the Real Asset Strategy Portfolio, the Government Reserves Portfolio and the Limited Duration High Income Portfolio. They are each diversified Portfolios, with the exception of the Limited Duration High Income Portfolio, which is non-diversified. The Limited Duration High Income Portfolio commenced operations on December 7, 2011. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Limited Duration High Income Portfolio. The Limited Duration High Income Portfolio (the “Portfolio”) has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class 1 and Class 2 shares are not currently publicly offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class, Class R, Class K, Class I, Class 1, Class 2 shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class 2 shares are not subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc.

46	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Notes to Financial Statements

(“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	47

Notes to Financial Statements

based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual

48	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Notes to Financial Statements

terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	49

Notes to Financial Statements

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of September 30, 2013:

Investments in Securities:	Level 1			Level 2			Level 3			Total
Assets:
Corporates – Non-Investment Grades	$	– 0	–		$137,069,442			$1,836,530		$138,905,972
Corporates – Investment Grades		– 0	–		16,561,670			– 0	–	16,561,670
Governments – Treasuries		– 0	–		10,487,739			– 0	–	10,487,739
Emerging Markets –Corporate Bonds		– 0	–		7,079,007			– 0	–	7,079,007
Bank Loans		– 0	–		– 0	–		6,081,608		6,081,608
Commercial Mortgage-Backed Securities		– 0	–		– 0	–		2,448,529		2,448,529
Quasi-Sovereigns		– 0	–		1,676,418			– 0	–	1,676,418
Emerging Markets – Sovereigns		– 0	–		717,061			– 0	–	717,061
Governments – Sovereign Agencies		– 0	–		595,527			– 0	–	595,527
Covered Bonds		– 0	–		570,691			– 0	–	570,691
Collateralized Mortgage Obligations		– 0	–		– 0	–		507,835		507,835
Governments – Sovereign Bonds		– 0	–		502,383			– 0	–	502,383
Preferred Stocks		123,023			– 0	–		– 0	–	123,023
Agencies		– 0	–		104,946			– 0	–	104,946
Options Purchased – Puts		– 0	–		102,513			– 0	–	102,513
Short-Term Investments		10,593,668			– 0	–		– 0	–	10,593,668

Total Investments in Securities		10,716,691			175,467,397			10,874,502		197,058,590
Other Financial Instruments*:
Assets:
Futures		$186,963		$	– 0	–	$	– 0	–	$186,963	#
Forward Currency Exchange Contracts		– 0	–		651			– 0	–	651
Centrally Cleared Interest Rate Swaps		– 0	–		36,382			– 0	–	36,382	#
Centrally Cleared Credit Default Swaps		– 0	–		6,757			– 0	–	6,757	#
Interest Rate Swaps		– 0	–		175,672			– 0	–	175,672
Credit Default Swaps		– 0	–		710,930			– 0	–	710,930
Total Return Swaps		– 0	–		25,959			– 0	–	25,959
Liabilities:
Forward Currency Exchange Contracts		– 0	–		(227,493)			– 0	–	(227,493)
Credit Default Swaptions Written		– 0	–		(22,397)			– 0	–	(22,397)
Centrally Cleared Interest Rate Swaps		– 0	–		(72,563)			– 0	–	(72,563	)#
Interest Rate Swaps		– 0	–		(22,949)			– 0	–	(22,949)
Credit Default Swaps		– 0	–		(33,850)			– 0	–	(33,850)

Total+		$10,903,654			$176,044,496			$10,874,502		$197,822,652

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written and swaptions which are valued at market value.

+	There were no transfers between Level 1 and Level 2 during the reporting period.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/depreciation of exchange traded derivatives reported in the portfolio of investments.

50	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Notes to Financial Statements

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non-Investment Grades		Bank Loans		Commercial Mortgage- Backed Securities
Balance as of 9/30/12	$438,600		$2,833,333		$1,448,759
Accrued discounts/(premiums)	(847)		5,894		4,447
Realized gain (loss)	– 0	–	23,138		141,498
Change in unrealized appreciation/depreciation	(19,396)		(12,196)		(21,703)
Purchases	1,856,773		5,537,652		2,669,261
Sales	– 0	–	(2,306,213)		(2,052,481)
Transfers in to Level 3	– 0	–	– 0	–	258,748
Transfers out of Level 3	(438,600)		– 0	–	– 0	–

Balance as of 9/30/13+	$1,836,530		$6,081,608		$2,448,529

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/13*	$(19,396)		$19,758		$31,372

	Collateralized Mortgage Obligations		Total
Balance as of 9/30/12	$ – 0	–	$4,720,692
Accrued discounts/(premiums)	– 0	–	9,494
Realized gain (loss)	– 0	–	164,636
Change in unrealized appreciation/depreciation	5,339		(47,956)
Purchases	520,000		10,583,686
Sales	(17,504)		(4,376,198)
Transfers in to Level 3	– 0	–	258,748
Transfers out of Level 3	– 0	–	(438,600)

Balance as of 9/30/13	$507,835		$10,874,502

Net change in unrealized appreciation/depreciationfrom Investments held as of 9/30/13*	$5,339		$37,073

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

+	There were de minimis transfers under 1% of net assets during the reporting period.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	51

Notes to Financial Statements

The following presents information about significant unobservable inputs related to the Portfolio with material categories of Level 3 investments at September 30, 2013:

Quantitative Information about Level 3

Fair Value Measurements

	Fair Value at 9/30/13	Valuation Technique	Unobservable Input	Range/ Weighted Average
Corporates - Non-Investment Grades	$1,342,910	Third Party Vendor	Evaluated Quotes	$ $	97.00 - $105.00/ 99.23
	$493,620	Qualitative Assessment	Transaction Price		$98.72/ N/A
Bank Loans	$6,081,608	Third Party Vendor	Vendor Quotes	$ $	96.00 - $134.61/ 100.67
Commercial Mortgage-Backed Securities	$2,448,529	Third Party Vendor	Evaluated Quotes	$ $	91.05 - $105.37/ 99.58
Collateralized Mortgage Obligations	$507,835	Third Party Vendor	Evaluated Quotes		$101.06/ N/A

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

52	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Notes to Financial Statements

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Portfolio) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	53

Notes to Financial Statements

gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $149,675 were deferred and amortized on a straight line basis over a one year period starting from December 7, 2011 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .60% of the first $2.5 billion, .55% of the next $2.5 billion and .50% in excess of $5 billion, of the Portfolio’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.05%, 1.75%, .75%, 1.25%, 1.00% and .75% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. Under the agreement, fees waived and expenses borne by the Adviser are subject to repayment by the Portfolio until December 7, 2014. No repayment will be made that would cause the Portfolio’s total annualized operating expenses to exceed the net fee percentage set forth above or would exceed the amount of offering expenses. This fee waiver and/or expense reimbursement agreement may not be terminated before December 7, 2014. For the year ended September 30, 2013, such waiver/reimbursement amounted to $365,593. Such amount is subject to repayment, not to exceed the amount of offering expenses.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended September 30, 2013, the reimbursement for such

54	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Notes to Financial Statements

services amounted to $61,231. For the year ended September 30, 2013, the Adviser voluntarily agreed to waive a portion of such fees in the amount of $35,631.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $21,114 for the year ended September 30, 2013.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $8,836 from the sale of Class A shares and received $29,570 and $3,508 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended September 30, 2013.

The Portfolio may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the year ended September 30, 2013 is as follows:

Market Value September 30, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value September 30, 2013 (000)	Dividend Income (000)
$ 1,035	$118,616	$109,057	$10,594	$6

Brokerage commissions paid on investment transactions for the year ended September 30, 2013 amounted to $8,174, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Portfolio’s average daily net assets attributable to Class A shares, 1% of the Portfolio’s average daily net assets attributable to Class C shares, .50% of the Portfolio’s average daily net assets

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	55

Notes to Financial Statements

attributable to Class R shares and .25% of the Portfolio’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amounts of $78,577 and $47 for Class C and Class K shares, respectively. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 2013 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$162,729,253	$42,252,011
U.S. government securities	30,691,988	22,600,822

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency, written options and swap transactions) are as follows:

Cost	$196,157,203

Gross unrealized appreciation	$2,706,901
Gross unrealized depreciation	(1,805,514)

Net unrealized appreciation	$901,387

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential

56	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Notes to Financial Statements

movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2013, the Portfolio held futures for hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	57

Notes to Financial Statements

foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended September 30, 2013, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

58	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Notes to Financial Statements

The Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the year ended September 30, 2013, the Portfolio held purchased options for hedging purposes.

During the year ended September 30, 2013, the Portfolio held written options for hedging purposes.

During the year ended September 30, 2013, the Portfolio held purchased swaptions for hedging purposes.

During the year ended September 30, 2013, the Portfolio held written swaptions for hedging purposes.

For the year ended September 30, 2013, the Portfolio had the following transactions in written options and swaptions:

	Number of Contracts		Premiums Received
Options written outstanding as of 9/30/12	– 0	–	$	– 0	–
Options written	56,640,044			95,928
Options expired	(56,640,013)			(41,442)
Options bought back	(31)			(54,486)
Options exercised	– 0	–		– 0	–

Options written outstanding as of 9/30/13	– 0	–	$	– 0	–

	Notional Amount		Premiums Received
Swaptions written outstanding as of 9/30/12	4,750,000		$81,205
Swaptions written	58,000,000		358,291
Swaptions expired	(32,575,000)		(316,433)
Swaptions bought back	– 0	–	– 0	–
Swaptions exercised	– 0	–	– 0	–

Swaptions written outstanding as of 9/30/13	30,175,000		$123,063

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	59

Notes to Financial Statements

“Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to

60	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Notes to Financial Statements

the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract.

Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded swaps is generally less than privately negotiated swaps, since the clearinghouse, which is the issuer or counterparty to each exchange-traded swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended September 30, 2013, the Portfolio held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	61

Notes to Financial Statements

counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the year ended September 30, 2013, the Portfolio held credit default swaps for hedging and non-hedging purposes.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

At September 30, 2013, the Portfolio had Sale Contracts outstanding with Maximum Payout Amounts aggregating $14,407,986, with net unrealized appreciation of $678,501, and terms of less than 5 years, as reflected in the portfolio of investments.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Portfolio for the same reference obligation with the same counterparty.

Total Return Swaps:

The Portfolio may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio

62	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Notes to Financial Statements

is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the year ended September 30, 2013, the Portfolio held total return swaps for non-hedging purposes.

Documentation governing the Portfolio’s OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. As of September 30, 2013, the Portfolio had OTC derivatives with contingent features in net liability positions in the amount of $139,071. If a trigger event had occurred at September 30, 2013, for those derivatives in a net liability position, an amount of $139,071 would be required to be posted by the Portfolio.

At September 30, 2013, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$186,963	*

Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	651		Unrealized depreciation of forward currency exchange contracts	$227,493

Credit contracts	Investments in securities, at value	35,294

Equity contracts	Investments in securities, at value	67,219

Credit contracts				Swaptions written, at value	22,397

Interest rate contracts	Unrealized appreciation on interest rate swaps	175,672		Unrealized depreciation on interest rate swaps	22,949

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	63

Notes to Financial Statements

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$36,382	*	Receivable/Payable for variation margin on centrally cleared swaps	$72,563	*

Credit contracts	Unrealized appreciation on credit default swaps	710,930		Unrealized depreciation on credit default swaps	33,850

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	6,757	*

Equity contracts	Unrealized appreciation on total return swaps	25,959

Total		$1,245,827			$379,252

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended September 30, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(420,000)	$152,461
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(1,108)	(155,160)

64	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$(24,150)	$16,896

Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	31,276	1,936

Credit contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(40,257)	(127,640)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(296,653)	12,897

Foreign exchange contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	33,474	– 0	–

Credit contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	316,433	69,515

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(10,458)	– 0	–

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	65

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$22,847	$253,204

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	129,842	(36,181)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	638,099	417,331

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	62,447	6,757

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	84	25,959

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	701	– 0	–

Total		$442,577	$637,975

The following table represents the volume of the Portfolio’s derivative transactions during the year ended September 30, 2013:

Futures:
Average original value of buy contracts	$23,685,610
Average original value of sale contracts	$857,094	(a)

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$380,722	(b)
Average principal amount of sale contracts	$10,402,767

Purchased Options:
Average monthly cost	$140,458

Interest Rate Swaps:
Average notional amount	$28,434,305

66	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Notes to Financial Statements

Centrally Cleared Interest Rate Swaps:
Average notional amount	$9,134,164	(b)

Credit Default Swaps:
Average notional amount of buy contracts	$7,645,092
Average notional amount of sale contracts	$10,247,855

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$4,923,333	(a)
Average notional amount of sale contracts	$2,420,000	(c)

Total Return Swaps:
Average notional amount	$1,642,535	(d)

Centrally Cleared Total Return Swaps:
Average notional amount	$1,000,000	(a)

(a)	Positions were open for three months during the year.

(b)	Positions were open for six months during the year.

(c)	Positions were open for two months during the year.

(d)	Positions were open for thirty five days during the year.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Loan Participations and Assignments

The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the term of the loan as specified in the loan agreement. When investing in Participations, the Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Portfolio may be subject to the credit risk of both the

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	67

Notes to Financial Statements

borrower and the Lender. When the Portfolio purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Portfolio may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and receive a commitment fee based on the amount of the commitment. Under these arrangements, the Portfolio will receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Portfolio may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of September 30, 2013, the Portfolio had the following bridge loan commitments outstanding:

Loan	Unfunded Loan Participation Commitments	Funded
Nielsen Finance LLC	$430,000	$	– 0	–

During the year ended September 30, 2013, the Portfolio received commitment fees or additional funding fees during the period in the amount of $4,368.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended September 30, 2013	December 7, 2011(a) to September 30, 2012	Year Ended September 30, 2013	December 7, 2011(a) to September 30, 2012

Class A
Shares sold	4,528,923	602,819	$48,126,337	$6,207,263

Shares issued in reinvestment of dividends and distributions	29,235	4,584	310,312	47,613

Shares redeemed	(939,536)	(47,973)	(9,963,101)	(504,155)

Net increase	3,618,622	559,430	$38,473,548	$5,750,721

Class C
Shares sold	1,606,597	372,030	$17,112,310	$3,845,528

Shares issued in reinvestment of dividends and distributions	23,851	2,040	253,243	21,276

Shares redeemed	(218,605)	(1)	(2,315,293)	(10)

Net increase	1,411,843	374,069	$15,050,260	$3,866,794

68	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Notes to Financial Statements

	Shares				Amount
	Year Ended September 30, 2013		December 7, 2011(a) to September 30, 2012		Year Ended September 30, 2013			December 7, 2011(a) to September 30, 2012

Advisor Class
Shares sold	12,261,322		2,516,423			$130,546,343		$25,747,987

Shares issued in reinvestment of dividends and distributions	239,362		44,730			2,539,697		461,952

Shares redeemed	(2,076,282)		(77,786)			(21,933,917)		(806,102)

Net increase	10,424,402		2,483,367			$111,152,123		$25,403,837

Class R
Shares sold	– 0	–	1,000		$	– 0	–	$10,002

Shares issued in reinvestment of dividends and distributions	– 0	–	3			– 0	–	33

Net increase	– 0	–	1,003		$	– 0	–	$10,035

Class K
Shares sold	– 0	–	1,000		$	– 0	–	$10,002

Shares issued in reinvestment of dividends and distributions	– 0	–	4			– 0	–	34

Net increase	– 0	–	1,004		$	– 0	–	$10,036

Class I
Shares sold	– 0	–	2,495,000		$	– 0	–	$24,950,002

Shares issued in reinvestment of dividends and distributions	– 0	–	8,873			– 0	–	88,592

Shares redeemed	(2,502,930)		– 0	–		(26,733,321)		– 0	–

Net increase (decrease)	(2,502,930)		2,503,873			$(26,733,321)		$25,038,594

(a)	Commencement of operations.

NOTE F

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	69

Notes to Financial Statements

medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory and other uncertainties.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the real value of the Portfolio’s assets can decline as can the real value of the Portfolio’s distributions.

Diversification Risk—The Portfolio may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Portfolio’s NAV.

70	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Notes to Financial Statements

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended September 30, 2013.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2013 and September 30, 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$5,215,997	$1,814,161
Net long-term capital gains	15,706	– 0	–

Total distributions paid	$5,231,703	$1,814,161

As of September 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$747,050
Undistributed net capital gain	235,104
Unrealized appreciation/(depreciation)	1,056,646	(a)

Total accumulated earnings/(deficit)	$2,038,800	(b)

(a)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and the realization for tax purposes of gains/losses on certain derivative instruments.

(b)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the amortization of offering costs and dividends payable.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	71

Notes to Financial Statements

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of September 30, 2013, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to reclassifications of consent fees and foreign currency gain/loss, the tax treatment of swaps, and reclassifications for tax purposes on futures and options resulted in a net decrease in distributions in excess of net investment income, and a net decrease in accumulated net realized gain on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued an ASU to clarify the scope of disclosures about offsetting assets and liabilities. The ASU limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

72	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended September 30, 2013	December 7, 2011(a) to September 30, 2012
Net asset value, beginning of period	$ 10.50	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.43	.32
Net realized and unrealized gain on investment and foreign currency transactions	.17 †	.59

Net increase in net asset value from operations	.60	.91

Less: Dividends and Distributions
Dividends from net investment income	(.48)	(.41)
Distributions from net realized gain on investment transactions	(.02)	– 0	–

Total dividends and distributions	(.50)	(.41)

Net asset value, end of period	$ 10.60	$ 10.50

Total Return
Total investment return based on net asset value(d)	5.76%	9.34%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$44,288	$5,874
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.05%	1.05	%^
Expenses, before waivers/reimbursements	1.39%	1.88	%^
Net investment income(c)	4.24%	4.38	%^
Portfolio turnover rate	60%	44%

See footnote summary on page 78.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	73

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended September 30, 2013	December 7, 2011(a) to September 30, 2012
Net asset value, beginning of period	$ 10.50	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.38	.26
Net realized and unrealized gain on investment and foreign currency transactions	.13 †	.59

Net increase in net asset value from operations	.51	.85

Less: Dividends and Distributions
Dividends from net investment income	(.40)	(.35)
Distributions from net realized gain on investment transactions	(.02)	– 0	–

Total dividends and distributions	(.42)	(.35)

Net asset value, end of period	$ 10.59	$ 10.50

Total Return
Total investment return based on net asset value(d)	4.92%	8.68%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$18,920	$3,927
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.75%	1.75	%^
Expenses, before waivers/reimbursements	2.10%	2.65	%^
Net investment income(c)	3.57%	3.74	%^
Portfolio turnover rate	60%	44%

See footnote summary on page 78.

74	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended September 30, 2013	December 7, 2011(a) to September 30, 2012
Net asset value, beginning of period	$ 10.49	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.47	.36
Net realized and unrealized gain on investment and foreign currency transactions	.16 †	.57

Net increase in net asset value from operations	.63	.93

Less: Dividends and Distributions
Dividends from net investment income	(.51)	(.44)
Distributions from net realized gain on investment transactions	(.02)	– 0	–

Total dividends and distributions	(.53)	(.44)

Net asset value, end of period	$ 10.59	$ 10.49

Total Return
Total investment return based on net asset value(d)	6.07%	9.54%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$136,646	$26,055
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.75%	.75	%^
Expenses, before waivers/reimbursements	1.10%	1.93	%^
Net investment income(c)	4.55%	4.62	%^
Portfolio turnover rate	60%	44%

See footnote summary on page 78.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	75

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended September 30, 2013	December 7, 2011(a) to September 30, 2012
Net asset value, beginning of period	$ 10.50	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.44	.32
Net realized and unrealized gain on investment and foreign currency transactions	.13 †	.58

Net increase in net asset value from operations	.57	.90

Less: Dividends and Distributions
Dividends from net investment income	(.45)	(.40)
Distributions from net realized gain on investment transactions	(.02)	– 0	–

Total dividends and distributions	(.47)	(.40)

Net asset value, end of period	$ 10.60	$ 10.50

Total Return
Total investment return based on net asset value(d)	5.54%	9.21%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.25%	1.25	%^
Expenses, before waivers/reimbursements	1.66%	2.66	%^
Net investment income(c)	4.14%	3.80	%^
Portfolio turnover rate	60%	44%

See footnote summary on page 78.

76	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended September 30, 2013	December 7, 2011(a) to September 30, 2012
Net asset value, beginning of period	$ 10.50	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.47	.34
Net realized and unrealized gain on investment and foreign currency transactions	.13 †	.58

Net increase in net asset value from operations	.60	.92

Less: Dividends and Distributions
Dividends from net investment income	(.48)	(.42)
Distributions from net realized gain on investment transactions	(.02)	– 0	–

Total dividends and distributions	(.50)	(.42)

Net asset value, end of period	$ 10.60	$ 10.50

Total Return
Total investment return based on net asset value(d)	5.80%	9.43%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.00%	1.00	%^
Expenses, before waivers/reimbursements	1.40%	2.40	%^
Net investment income(c)	4.39%	4.05	%^
Portfolio turnover rate	60%	44%

See footnote summary on page 78.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	77

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended September 30, 2013	December 7, 2011(a) to September 30, 2012
Net asset value, beginning of period	$ 10.50	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.52	.36
Net realized and unrealized gain on investment and foreign currency transactions	.11 †	.58

Net increase in net asset value from operations	.63	.94

Less: Dividends and Distributions
Dividends from net investment income	(.51)	(.44)
Distributions from net realized gain on investment transactions	(.02)	– 0	–

Total dividends and distributions	(.53)	(.44)

Net asset value, end of period	$ 10.60	$ 10.50

Total Return
Total investment return based on net asset value(d)	6.09%	9.65%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10	$26,301
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.75%	.75	%^
Expenses, before waivers/reimbursements	1.16%	2.16	%^
Net investment income(c)	4.72%	4.31	%^
Portfolio turnover rate	60%	44%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees waived and expenses reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

†	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Portfolio’s change in net realized and unrealized gain (loss) on investment transactions for the period.

^	Annualized.

See notes to financial statements.

78	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of AllianceBernstein Bond Fund, Inc. and the

Shareholders of AllianceBernstein Limited Duration High Income Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Limited Duration High Income Portfolio (one of the portfolios constituting AllianceBernstein Bond Fund, Inc. (the “Fund”)), as of September 30, 2013, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and the period December 7, 2011 (commencement of operations) to September 30, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Limited Duration High Income Portfolio of AllianceBernstein Bond Fund, Inc. at September 30, 2013, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and the period December 7, 2011 (commencement of operations) to September 30, 2012, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 27, 2013

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	79

Report of Independent Registered Public Accounting Firm

2013 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable period ended September 30, 2013.

For foreign shareholders, 55.54% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

For the taxable year ended September 30, 2013, the Portfolio designates $14,507 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2014.

80	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

2013 Federal Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Gershon M. Distenfeld(2), Vice President Ashish C. Shah(2) , Vice President Michael E. Sohr(2) , Vice President	Amy Strugazow(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and
Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by its senior investment management team. Mr. Gershon M. Distenfeld, Mr. Ashish C. Shah, Mr. Michael E. Sohr and Ms. Amy Strugazow are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	81

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS,* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP(S) HELD BY DIRECTOR IN PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 53 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	100	None

82	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Management of the Fund

NAME, ADDRESS,* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP(S) HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS
Chairman of the Board William H. Foulk, Jr., #, ## 81 (1998)	Investment Adviser and an Independent Consultant since prior to 2008. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	100	None

John H. Dobkin, # 71 (1998)	Independent Consultant since prior to 2008. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	100	None

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	83

Management of the Fund

NAME, ADDRESS,* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP(S) HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 69 (2005)	Private Investor since prior to 2008. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and Chairman of one other registered investment company.	100	Asia Pacific Fund, Inc. since prior to 2008, Prospect Acquisition Corp. (financial services) from 2007 until 2009, and The Merger Fund since prior to 2008 until 2013

D. James Guzy, # 77 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2008. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	100	PLX Technology (semi-conductors) since prior to 2008, Cirrus Logic Corporation (semi-conductors) since prior to 2008 until July 2011, and Intel Corporation (semi-conductors) until 2008

84	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Management of the Fund

NAME, ADDRESS,* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP(S) HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 65 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	100	None

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	85

Management of the Fund

NAME, ADDRESS,* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP(S) HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 61 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	100	Greenbacker Renewable Energy Company, LLC (renewable energy and energy efficiency projects) since August 2013

86	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Management of the Fund

NAME, ADDRESS,* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP(S) HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 72 (2005)	Private Investor since prior to 2008. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	100	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi- conductor and solar cell substrates) since prior to 2008

Earl D. Weiner, # 74 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	100	None

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	87

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Funds’ Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualification to serve as a Director, which led to the conclusion that each Director should serve as a Director of the Fund.

+	Mr. Keith is an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Funds due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

88	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Management of the Fund

Officer Information

Certain information concerning the Fund’s officers is listed below.

NAME, ADDRESS,* AND AGE	POSITIONS HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith, 53	President and Chief Executive Officer	See biography above.

Philip L Kirstein, 68	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Gershon M. Distenfeld, 37	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2008.

Ashish C. Shah, 43	Vice President	Senior Vice President of the Adviser,** with which he has been associated since May 2010. Previously, he was a Managing Director and Head of Global Credit Strategy at Barclays Capital from September 2008 until May 2010. Prior thereto, he was Head of Credit Strategy at Lehman Brothers, since prior to 2008.

Michael E. Sohr, 48	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2008.

Amy Strugazow, 37	Vice President	Vice President of the Adviser,** with which she has been associated since prior to 2008.

Emilie D. Wrapp, 57	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2008.

Joseph J. Mantineo, 54	Treasurer and Chief Financial Officer	Senior Vice President of ABIS,** with which he has been associated since prior to 2008.

Phyllis J. Clarke, 52	Controller	Vice President of ABIS,** with which she has been associated since prior to 2008.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	89

Management of the Fund

Information Regarding the Review and Approval of the Portfolio’ Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Bond Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Investment Advisory Contract (the “Advisory Agreement”) with the Adviser in respect of AllianceBernstein Limited Duration High Income Portfolio (the “Portfolio”) for a stub period at a meeting held on August 6-8, 2013.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, including the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

90	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of certain clerical, accounting, administrative and other services provided to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The directors noted that the Adviser had waived reimbursement of administrative expenses in the Portfolio’s latest fiscal year. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar year 2012 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors noted that the Adviser’s relationship with the Portfolio (December 2011 inception) was not profitable to it in 2012.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including but not limited to benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	91

of the Portfolio’s shares and transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser. The directors recognized that the Portfolio’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the August 2013 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Barclays Capital Global High Yield 1-5 Year Index (US dollar hedged), in each case for the 1-year period ended May 31, 2013, and (in the case of comparisons with the Index) the period since inception (December 2011 inception). The directors noted that the Portfolio was in the 5th quintile of the Performance Group and the Performance Universe for the 1-year period. The Portfolio lagged the Index in the 1-year period and the period since inception. Based on their review and taking into account the short performance history of the Portfolio and their discussion with the Adviser of the reasons for the Portfolio’s performance, the directors retained confidence in the Adviser’s ability to manage the Portfolio’s assets.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style. The directors reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer, and noted that the Adviser charged institutional clients lower fees for advising comparably sized institutional accounts using strategies that differ from those of the Portfolio but which invest in fixed income securities.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming

92	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Portfolio may invest in shares of exchange-traded funds (“ETFs”). The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The Adviser explained how it may use ETFs when they represent the least expensive way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities. The directors concluded that the advisory fee for the Portfolio would be paid for services that would be in addition to, rather than duplicative of, the services to be provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year and reflected fee waivers and/or expense reimbursements as a result of an expense limitation agreement between the Adviser and the Portfolio. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 60 basis points was lower than the Expense Group median and that, in the Portfolio’s latest fiscal year, the administrative expense reimbursement of 14 basis points had been waived by the Adviser. The directors noted that the Portfolio’s total expense ratio, giving effect to the expense limitation agreement, was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	93

directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2013 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

94	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Bond Fund, Inc. (the “Fund”), in respect of AllianceBernstein Limited Duration High Income Portfolio (the “Portfolio”).2,3 The evaluation of the investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed initial approval of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the

1	The Senior Officer’s evaluation was completed in July 25, 2013 and presented to the Board of Directors in August 6-8, 2013.

2	Future references to the Fund or the Portfolio do not include “AllianceBernstein.”

3	The Portfolio commenced operations on December 7, 2011. The approval for the Portfolio is for the period September 22, 2013 through November 30, 2013. This “stub” approval is necessary to align the contract renewal calendar of the Portfolio with that of the other fixed income funds managed by the Adviser. It is contemplated that contract continuance for the fixed income funds managed by the Adviser will be considered at the November 5-7, 2013 meetings. Since that meeting is more than 2 years since the Portfolio’s initial investment advisory contract was last approved, it is necessary to consider the agreement prior to the November 5-7, 2013 meetings.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	95

Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”4

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Net Assets 06/30/13 ($MM)	Advisory Fee Schedule Based on the Average Daily Net Assets of the Portfolio
Limited Duration High Income Portfolio	$151.9	0.60% on the first $2.5 billion 0.55% on the next $2.5 billion 0.50% on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser was entitled to receive $59,173 (0.141% of the Portfolio’s average daily net assets) for such services, but waived the amount in its entirety.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The waiver is terminable by the Adviser upon at least 60 days’ written notice prior to the Portfolio’s prospectus update. In addition, set forth below are the Portfolio’s gross expense ratios, annualized for the most recent semi-annual period:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[5]		Fiscal Year End
Limited Duration High Income Portfolio	Class A Class C Class R Class K Class I Advisor	1.05 1.75 1.25 1.00 1.00 0.75	% % % % % %	1.54 2.24 1.82 1.54 1.26 1.25	% % % % % %	September 30 (ratio as of March 31, 2013)

4	Jones v. Harris at 1427.
5	Annualized.

96	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is entitled to be reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held and accordingly, servicing the Portfolio’s investors is more time consuming and labor intensive compared to servicing institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.6

6	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	97

However, with respect to the Portfolio, the Adviser represented that there is no institutional product in the Adviser’s Form ADV that has a similar investment style as the Portfolio.

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for Short Duration High Yield, which is a Luxembourg fund that has a somewhat similar investment style as the Portfolio:

Portfolio	Luxembourg	Fee[7]
Limited Duration High Income Portfolio	Short Duration High Yield Class A2 Class I2	1.10% 0.55%

The Adviser represented that it does not provide any sub-advisory investment services to other investment companies that have a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.8 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)9 and the Portfolio’s contractual management fee ranking.10

7	Class A shares of the fund are charged an “all-in” fee, which includes investment advisory services and distribution related services, unlike Class I shares, whose fee is for investment advisory services only.

8	Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

9	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Portfolio had the lowest effective fee rate in the Lipper peer group.

98	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)	Lipper EG Median (%)	Lipper EG Rank
Limited Duration High Income Portfolio	0.600	0.695	5/15

Lipper also compared the Portfolio’s total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU11 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Limited Duration High Income Portfolio	1.049	1.246	3/15	1.056	39/82

Based on this analysis, the Portfolio has a more favorable ranking on a total expense ratio basis than on a contractual management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio was negative for calendar year 2012.

11	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	99

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, front-end sales loads, Rule 12b-1 payments, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $4,140, $12,334 and $0 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolio’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2012, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Portfolio’s most recently completed fiscal year, ABIS received $11,866 in fees from the Portfolio.

The Portfolio did not effect brokerage transactions and pay commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s research expense and increase its profitability.

100	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli12 study on advisory fees and various fund characteristics.13 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.14 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM,

12	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

13	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

14	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	101

family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $435 billion as of June 30, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below shows the 1 year performance return and rankings of the Portfolio15 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)16 for the periods ended May 31, 2013.17

Portfolio	Portfolio Return (%)	Lipper PG Median (%)	Lipper PU Median (%)	Lipper PG Rank	Lipper PU Rank
Limited Duration High Income Portfolio 1 year	10.95	12.63	14.19	13/15	89/97

Set forth below are the 1 year and since inception net performance returns of the Portfolio (in bold)18 versus its benchmark.19

	Periods Ending May 31, 2013 Annualized Performance
	1 Year (%)	Since Inception (%)
Limited Duration High Income Portfolio	10.95	10.14
Barclays Capital Global High Yield 1-5 Yr. Index (USD Hedged)	15.65	15.19
Inception Date: December 7, 2011

15	The performance returns and rankings are for the Class A shares of the Portfolio. The performance returns of the Portfolio were provided Lipper.

16	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a Portfolio in/from a PU are somewhat different from that of an EU.

17	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if the Portfolio may have had a different investment classification/objective at different points in time.

18	The performance returns shown in the table are for the Class A shares of the Portfolio.

19	The Adviser provided Portfolio and benchmark performance return information for the periods through May 31, 2013.

102	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: September 5, 2013

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	103

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Growth & Income Fund

Select US Equity Portfolio

US Growth

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Value Fund

International/Global Equity

International/Global Core

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Discovery Equity Portfolio

International Growth Fund

International/Global Value

Global Value Fund

International Value Fund

Fixed Income

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Fixed Income (continued)

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Asset Allocation/Multi-Asset

Multi-Asset

Emerging Markets Multi-Asset Portfolio

Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

104	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	105

NOTES

106	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

NOTES

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	107

NOTES

108	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

LDHI-0151-0913

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AllianceBernstein Limited Duration High Income Portfolio	2012	$43,125	$—	$17,278
	2013	$57,500	$—	$16,277

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AllianceBernstein Limited Duration High Income Portfolio	2012	$635,918	$17,278
			$—
			$(17,278)
	2013	$389,448	$16,277
			$—
			$(16,277)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Bond Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: November 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: November 22, 2013

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: November 22, 2013